Exhibit 99.1
Investor Presentation KBW 2010 Regional Banking Conference February 24, 2010

Who We Are Main Sub: Rockland Trust Market: Eastern Massachusetts Loans: $3.4 B Deposits: $3.4 B $AUM: $1.3 B Equity: $0.4 B NASDAQ: INDB 2

Key Messages Business lines performing well - robust volumes Consistently profitable - avoided industry problems Gaining customers from industry fallout We're more than a traditional community bank Building franchise value via market extension Disciplined risk management culture Strong tangible and regulatory capital 3

Company Footprint 4 70 Branches 3 Mortgage Banking Centers 11 Commercial Banking Centers 4 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2009 including pending transactions. (Includes Credit Unions)

2009 Accomplishments Fundamentally sound financial performance Favorable peer comparisons -credit quality and capital Fully integrated Ben Franklin franchise Among the 1st to pay back CPP Awarded New Market tax credits for 3rd time Top Place to Work and Most Trustworthy designations 5

2009 Financial Results Fundamentals in Excellent Shape 6 Includes (-$0.44 EPS in '09) Special FDIC Assessment Securities impairment (OTTI) - Accrued CPP preferred div. Excludes M&A charges CPP repayment charge - Security and derivative gains Robust comm'l loan growth Core dep. up to 73% Strong net int. margin Growing wealth mgmt. Stable asset quality Strong capital Diluted EPS. $1.52 $0.88 $1.61 $1.43 .. . . . . . . Operating Earnings . . . . .. . .

Strong Organic Growth in Priority Portfolios ($ Millions) 7 +25% CAGR +22% CAGR

Reducing Below - Hurdle Assets ($ Millions) 8 Shedding Non-Relationship Assets Accounted for 13% of net chargeoffs in 2009

Attractive Earning Asset Mix 9 Shift Towards Higher Yielding Assets

Improved Funding Mix - Lower Cost Deposits 10 Core Deposits: 73% No broker CD's Very Focused On Containing Deposit Costs

11 Strong Net Interest Margin Holding Up Despite Difficult Conditions

12 Fee Based Revenues - Steady and Growing Source Wealth Management - Strategic Priority Natural Fit with Client Base $ AUM holding up comparatively well in very weak markets # of Accounts 1,342 1,528 2,501 2,756 2,922

Disciplined Credit Culture Longstanding underwriting conservatism Loan portfolio based within footprint In-depth knowledge of local markets No wholesale originations of any loan type Workout team in place for 18 years 13

Asset Quality - No Drama 14 NPL % 0.38% 1.02% 1.09% 1.07% Loss Rate 16bp 25bp 38bp

Commercial Real Estate Portfolio 15

Commercial Real Estate Portfolio 16

Strong Loan Loss Reserves 17 Reserves a Healthy Multiple of Loss Rate Reflects Ben Franklin loans acquired at FV

Strong Capital 18 (1)Includes tax deductibility of certain goodwill All capital growth internally generated No external capital raising Includes full payout of CPP No dividend cuts

Attentive to Shareholder Returns 19 *declared

Acquisition Criteria Strategic Fit Low Risk Accretive to Earnings Opportunistic/Targeted Complementary Products 20

Building Franchise Value 21 BANK NON- BANK All Acquisitions Immediately Accretive Disciplined Acquisitions Deal Value: $40mm 12% Dep. Premium Fleet Divest. Aug '00 $336mm Deposits $135mm Loans 16 Branches Deal Value: $37mm 11% Dep. Premium Falmouth Bancorp Jul '04 $158mm Assets $137mm Deposits 4 Branches Deal Value: $105MM 17% Dep. Premium Slade's Ferry Bancorp Mar '08 $610mm Assets $409mm Deposits 9 Branches Deal Value: $84.5mm 2% Dep. Premium Benjamin Franklin Bancorp. Apr '09 $998mm Assets $653mm Deposits 11 Branches Deal Value: N/A Cash Deal w/ Earn-Out Compass Exchange Jan '07 IRS Sec. 1031 Like-Kind Exchange Services Deal Value: N/A Cash Deal w/ Earn-Out O'Connell Investments Nov '07 $200mm AUM

Sustaining Business Momentum 22 Grow C&I Client Base Continue to Take Advantage of Competitive Disruption Expand Specialty Products Commercial Expand Alternative Channels Optimize Branch Network Product Structure & Pricing Retail Delivery Capture Market Share Opportunity Target Intelligent Loan Growth Business Banking Exploit Ben Franklin Footprint Opportunity Leverage Small/Mid-Cap Capability Exploit COI Opportunity Investment Management Continue Aggressive H.E. Direct Mail Campaign Focus on Jumbo Mort. Segment Home Equity/Res. Mort. Aggressively Grow Capitalize on New Hires Municipal Banking Business Line Focal Points

Other Important Priorities Continue to capitalize on industry fallout Maintain risk management rigor, esp. Interest rate risk Classified exposures Achieve potential of Ben Franklin market Invest in Branding, Target Marketing and CRM Analytics Attract and retain key talent Carefully evaluate M&A opportunities 23

2010 Outlook - Key Expectations Commercial Loan Growth Core Deposit Growth Net Interest Margin Loss Rate Provision/Loans + 7-10% (Total Loans: 4-7%) + 6-8% (Total Dep. 2-5%) ^ 4.0% 45-55 bp 50-65 bp 24

INDB - Investment Merits Building franchise value in attractive markets Strong on-the-ground business volumes Operating platform that can be leveraged further Balance sheet equipped to deal with severe environment Grounded management team - does not "reach for earnings" Aligned with shareholders - insider ownership 7% Positioned to grow, build, and acquire to drive long- term value creation 25

NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100 Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.